Exhibit 10.6

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of May 24, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017, Amendment No. 3 to Credit Agreement dated as of February 5, 2018, Amendment No. 4 to Credit Agreement dated as of March 6, 2018, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.
2.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in their respective alphabetical order therein:
““Total Leverage Indebtedness” means, at any date, Total Indebtedness as of such date plus the outstanding amount of Working Capital Revolving Loans and Swingline Loans owed to Working Capital Revolving Lenders.”
““Total Leverage Indebtedness Ratio” means, as of any date of determination, the ratio of (a) Total Leverage Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.”
3.Amendment to Section 2.4 (Termination and Reductions of Revolving Commitments; Increase in Total Commitments) of the Credit Agreement. Section 2.4 of the Credit Agreement is hereby amended by adding the below as new Section 2.4(d) to Section 2.4:

“(d)    With respect to the fiscal quarter ending September 30, 2018, if the Leverage Ratio is greater than 4.00 to 1.0 as of the last day of such fiscal quarter (determined as the Borrowing Base Reference Time), then the Total Acquisition Revolving Commitments shall be immediately and permanently reduced by an amount equal to $100,000,000, which reduction shall be applied ratably to the Acquisition Revolving Commitment of each Acquisition Revolving Lender; provided that if, as of such day, the Total Acquisition Revolving Commitment is less than $100,000,000 (as a result of a Reallocation Request or otherwise), then the Total Acquisition Revolving Commitment shall be reduced to zero and the Total Working Capital Revolving Commitment shall be immediately and permanently reduced by an amount equal to the difference between $100,000,000 and the Total Acquisition Revolving Commitment as of such date, which reduction shall be applied ratably to Working Capital Revolving Commitment of each Working Capital Revolving Lender. For the avoidance of doubt, (i) any reduction of the Total Working Capital Revolving Commitment shall occur pursuant to this Section 2.4(d) only if the Total Acquisition Revolving Commitment is less than $100,000,000 as of the applicable day, without consideration of whether such

Acquisition Revolving Commitment is then drawn or undrawn, although the parties acknowledge that the reduction in the Total Acquisition Revolving Commitments contemplated by this Section 2.4(d) could trigger a mandatory prepayment under Section 2.5(c), (ii) any reduction pursuant to this Section 2.4(d) shall be effective on the first to occur of (x) the date of the delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2018 and (y) the date such Compliance Certificate is to be delivered pursuant to Section 6.3(c) of the this Agreement to the extent the Compliance Certificate has not been delivered by such date, and (iii) any reduction of the Total Working Capital Revolving Commitment pursuant to this Section 2.4(d) shall be applied first against any Reallocated Amount of the Acquisition Revolving Commitment that then comprises Working Capital Revolving Commitments, and second against the Total Working Capital Revolving Commitment, so that at the expiration of the relevant Reallocation Period, the portion of the Acquisition Revolving Commitments that reverts to the Acquisition Facility shall be reduced by the amounts applied against such Reallocated Amount pursuant to this clause (iii).”
4.Amendment to Section 7.11 (Financial Covenants) of the Credit Agreement. Section 7.11(c) of the Credit Agreement is hereby amended by deleting the table that appears at the end of such section and inserting in lieu thereof the following:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
6/30/2017	2.25 to 1.0
9/30/2017	2.25 to 1.0
12/31/2017	2.25 to 1.0
3/31/2018	2.50 to 1.0
6/30/2018	2.50 to 1.0
9/30/2018	2.50 to 1.0
12/31/2018 and the last day of each fiscal quarter thereafter	2.75 to 1.0
5.Amendment to Section 7.11 (Financial Covenants) of the Credit Agreement. Section 7.11 of the Credit Agreement is hereby amended by adding the below as new Section 7.11(d) to Section 7.11:
“(d)    Commencing with the fiscal quarter ending March 31, 2019, permit the Total Leverage Indebtedness Ratio of the Credit Parties as of the last day of any fiscal quarter (determined at the Borrowing Base Reference Time of such day) to be greater than 6.50 to 1.0.”
6.Amendment to Exhibit D (Compliance Certificate) to the Credit Agreement. Exhibit D (Compliance Certificate) is hereby deleted and replaced with the form of Compliance Certificate attached hereto as Exhibit A, which has been amended solely to provide for evidence of compliance with the Total Leverage Indebtedness Ratio provided in Section 7.11(d) of the Credit Agreement, which is being added to the Credit Agreement pursuant to this Amendment.
7.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.
8.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:
(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.

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(b)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.
9.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
10.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.
11.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
12.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
13.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 5 to Credit Agreement

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
OPR, LLC
OSTERMAN PROPANE, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 5 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Kai Fang

Name:	Kai Fang

Title:	Associate

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Kai Fang

Name:	Kai Fang

Title:	Associate

Signature Page to Amendment No. 5 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York

Name:	Jason S. York

Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Stephen Monto

Name:	Stephen Monto

Title:	SVP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

Signature Page to Amendment No. 5 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Anna C. Ferreira

Name:	Anna C. Ferreira

Title:	Vice President

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval

Name:	Annie Dorval

Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman

Name:	Jacob L. Osterman

Title:	Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Raymond Ventura Jr.

Name:	Raymond Ventura Jr.

Title:	Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias

Name:	Darlene Arias

Title:	Director

By:	/s/ Craig Pearson

Name:	Craig Pearson

Title:	Associate Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar

Title:	Authorized Signatory

By:	/s/ Christopher Zybrick

Name:	Christopher Zybrick

Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Meghan Sullivan

Name:	Meghan Sullivan

Title:	Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert Trevona

Name:	Robert Trevona

Title:	Division Director

By:	/s/ Fiona Smith

Name:	Fiona Smith

Title:	Division Director

Signature Page to Amendment No. 5 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ David Slye

Name:	David Slye

Title:	Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

EXHIBIT A TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
[Letterhead of Company]
[DATE]
Deutsche Bank Trust Company Americas, as Administrative Agent
60 Wall Street
New York, New York 10005
Attention: Project Finance Manager-NGL Energy
Telecopy No.: [______________]

Ladies and Gentlemen:
I hereby certify to you as follows:
(a)     I am the duly elected [Title] of NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Company”) acting as Borrowers’ Agent. All capitalized terms used but not defined herein shall have the meanings specified in the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, each other borrower from time to time party thereto (together with Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors from time to time party thereto, each of the financial institutions which may from time to time become a party thereto (individually, a “Lender” and collectively, the “Lenders”), Deutsche Bank AG, New York Branch, as technical agent and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
(b)     I have reviewed the terms of the Credit Agreement, and have made, or have caused to be made under my supervision, a detailed review of the transactions and the condition of the Credit Parties during the immediately preceding [applicable time period].
(c)     Except as disclosed on Annex A attached hereto, the review described in paragraph (b) above did not disclose the existence during or at the end of such period, and I have no knowledge of the existence as of the date hereof, of any condition or event which constitutes a Default or an Event of Default.
(d)     Provided in Annex B to this Certificate are the financial statements and information required to be furnished to the Administrative Agent pursuant to Section 6.3 of the Credit Agreement. Such financial statements fairly present in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a consolidated basis and in accordance with GAAP consistently applied.
(e)     Provided in Annex C to this Certificate are the financial data and computations evidencing compliance with Section 7.11(a) (Leverage Ratio), all of which data and computations are true, correct and complete.
(f)     Provided in Annex D to this Certificate are the financial data and computations evidencing compliance with Section 7.11(b) (Senior Secured Leverage Ratio), all of which data and computations are true, correct and complete.
(g)    Provided in Annex E to this Certificate are the financial data and computations evidencing compliance with Section 7.11(c) (Interest Coverage Ratio), all of which data and computations are true, correct and complete.
(h)    Provided in Annex F to this Certificate are the financial data and computations evidencing compliance with Section 7.11(d) (Total Leverage Indebtedness Ratio), all of which data and computations are true, correct and complete.
I further certify that, based on the review described in paragraph (b) above, no Credit Party has at any time during or at the end of such period, except as (i) specifically described in paragraph (m) below or (ii) permitted by the Credit Agreement, done any of the following:

EXHIBIT A TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

(i)     Changed its respective address, name, identity, type of organization, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), jurisdiction of organization, location of its chief executive office or principal place of business or the place it keeps its material books and records, or established any trade names;
(j)     Permitted any of its Subsidiaries to issue any equity or securities or otherwise change its capital structure;
(k)     Failed to notify the Administrative Agent in accordance with Section 6.11 of the Credit Agreement after any Responsible Officer of any Credit Party or any of its Subsidiaries have become aware of, obtained knowledge of, or received notification of:

(i)
the institution of any lawsuit, administrative proceeding or investigation affecting any Credit Party or any of their Subsidiaries (other than the litigation described in Schedule 5.4 of the Credit Agreement), including without limitation any examination or audit by the IRS the adverse determination under which could reasonably be expected to cause, a Material Adverse Effect;

(ii)
any development or change in the business or affairs of any Credit Party or any of their Subsidiaries which has had or which is likely to have, in the reasonable judgment of any Responsible Officer of the applicable Credit Parties, a Material Adverse Effect;

(iii)
any Default or Event of Default, together with a reasonably detailed statement by a Responsible Officer on behalf of the Borrowers’ Agent of the steps being taken to cure the effect of such Default or Event of Default;

(iv)
the occurrence of a default or event of default by any Credit Party or any of their Subsidiaries under any agreement or series of related agreements to which it is a party, which default or event of default could reasonably be expected to have a Material Adverse Effect;

(v)
any written notice of any violation by, or investigation of any Credit Party or any of their Subsidiaries in connection with any actual or alleged violation of any Legal Requirement imposed by the Environmental Protection Agency, the Occupational Safety Hazard Administration or any other Governmental Authority which has or is likely to have, in the reasonable judgment of any Responsible Officer of the applicable Credit Parties, a Material Adverse Effect;

(l)
To the knowledge of any Responsible Officer, incurred any material loss or destruction of, or substantial damage to, any portion or component of the Collateral with Fair Market Value in excess of $5,000,000 and no other matters occurred that materially affected the value, enforceability or collectability of any of the Collateral with Fair Market Value in excess of $5,000,000, unless a notice of such loss, destruction or damage has previously been provided to the Collateral Agent; [and]

(m)	Acquired any additional Mortgaged Property, with a Fair Market Value exceeding $5,000,000, unless a notice of such acquisition has previously been provided to the Administrative Agent[; and][.]

(n)	[List exceptions, if any, to paragraphs (e) through (m) above.]
The foregoing certifications are made and delivered this day of [•], 20[•].
Very truly yours,

NGL ENERGY OPERATING LLC

By:
Name:
Title: